EXHIBIT 99.1
Contacts:
Thad Trent
EVP Finance & Administration and CFO
(408) 943-2925

Ann Minooka
Vice President, Corporate Communications
(408) 456-1962
For Immediate Release
Cypress Reports Fourth Quarter and Year End 2017 Results

SAN JOSE, Calif., February 1, 2018 — Cypress Semiconductor Corporation (NASDAQ: CY), a leader in embedded solutions, today announced its fourth quarter and fiscal 2017 results with the following highlights:

•	Record fiscal 2017 revenue of $2.33 billion driven by automotive and IoT wireless business performance

•	Fourth quarter revenue was $597.5 million, a 12.7% year-over-year increase

•	Fourth quarter GAAP and non-GAAP margin were 44.6% and 45.4%, respectively, and represent a 650bps and 530bps increase year over year

•	Fourth quarter GAAP EPS and non-GAAP diluted EPS improved by 55% and 87% year over year, respectively

•	Fiscal 2017 cash from operations of $403.5 million increased 86% year over year.

"We had a record fiscal 2017 with strong business performance,” said Hassane El-Khoury, Cypress president and chief executive officer. “The Cypress 3.0 strategy we set in 2016 of focusing on the fast-growing automotive, industrial and consumer markets, fueled by the proliferation of IoT, contributed to strong revenue growth and earnings growing more than four times revenue in 2017. We have established Cypress as an embedded solutions leader for the IoT. This success was built on the strength of our unmatched IoT connectivity solutions, along with our broad portfolio of microcontrollers and high-performance memory solutions, in our target end-markets."

Revenue and earnings for the fourth quarter and fiscal 2017 are shown below with comparable periods:
(In thousands, except per-share data)

	GAAP		NON-GAAP[1]
	Q4 2017	Q3 2017	Q4 2017	Q3 2017
Revenue	$597,547	$604,574	$597,547	$604,574
Margin	44.6%	41.8%	45.4%	43.0%
Pretax profit margin	(6.5)%	2.6%	17.9%	16.9%
Net income (loss)	$(35,998)	$11,033	$104,685	$98,980
Diluted EPS (loss)	$(0.10)	$0.03	$0.28	$0.27

	GAAP		NON-GAAP[1]
	FY 2017	FY 2016 [2]	FY 2017	FY 2016 [2,3]
Revenue	$2,327,771	$1,923,108	$2,327,771	$1,941,858
Margin	41.0%	35.6%	42.2%	39.0%
Pretax profit margin	(3.5)%	(35.6)%	14.4%	9.4%
Net income (loss)	$(93,650)	$(686,251)	$324,257	$170,471
Diluted EPS (loss)	$(0.28)	$(2.15)	$0.89	$0.49

1.	See “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables (“Non-GAAP Results” tables) included below.

2.	2016 includes results from the IoT business acquired from Broadcom on July 5, 2016.

3.	Revenue for the twelve months ended 2016 includes $18.75 million of legacy Spansion non-GAAP licensing revenue.

BUSINESS REVIEW
+ Cypress expanded its automotive infotainment solution portfolio with the introduction of two new products. The Company announced production availability of the industry's first Real Simultaneous Dual Band (RSDB) automotive-grade Wi-Fi® and Bluetooth® combo solution, which enables multiple users to connect and stream unique content to their devices simultaneously. In parallel, Cypress introduced a new automotive capacitive touchscreen controller family that delivers the market’s most advanced feature set for next-generation infotainment systems, including the capability to detect a finger up to 35 mm above the screen and provide accurate measurement of the pressure applied by multiple fingers.

+ At the recent Consumer Electronics Show in Las Vegas, Cypress showed products based on its PSoC® 6 microcontroller (MCU), the industry's lowest power, most flexible dual-core MCU with built-in Bluetooth Low Energy (BLE) wireless connectivity. PSoC 6 is targeted for a variety of smart home, wearables, smart speakers, audio and other IoT applications.

+ Cypress’ single-chip wireless MCU and combo solutions for the IoT are the world’s first to deliver certified Bluetooth mesh connectivity to a consumer product—SYLVANIA SMART+ Bluetooth lighting products from LEDVANCE. Cypress announced three of its wireless combo chips and the latest version of its WICED® software development kit support state-of-the-art Bluetooth connectivity with mesh networking capability. Cypress’ solutions enable a low-cost, low-power mesh network of devices that can communicate with each other—and with smartphones, tablets and voice-controlled home assistants—via simple, secure and ubiquitous Bluetooth connectivity.

+ Cypress paid a cash dividend of $38.7 million, or $0.11 per share, to holders of record of the Company’s common stock as of the close of business on December 28, 2017. The dividend was equivalent to a 2.9% annualized yield as of December 28, 2017. This dividend was paid on January 18, 2018.

REVENUE SUMMARY
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	December 31, 2017	October 1, 2017	Sequential Change
Business Unit[1]
MCD	$357,247	$373,584	(4)%
MPD	$240,300	$230,990	4%
Total	$597,547	$604,574	(1)%

Geographic
China & ROW	55%	53%	4%
Americas	10%	12%	(17)%
Europe	12%	13%	(8)%
Japan	23%	22%	5%
Total	100%	100%	—%

Channel
Distribution	72%	73%	(1)%
Direct	28%	27%	4%
Total	100%	100%	—%

	Twelve Months Ended			Twelve Months Ended
	(GAAP)[3]			(Non-GAAP)[2,3]
	December 31, 2017	January 1, 2017	Sequential Change	December 31, 2017	January 1, 2017	Sequential Change
Business Unit[1]
MCD[4,5]	$1,409,265	$994,482	42%	$1,409,265	$1,013,232	39%
MPD	918,506	928,626	(1)%	918,506	928,626	(1)%
Total	$2,327,771	$1,923,108	21%	$2,327,771	$1,941,858	20%

Geographic
China & ROW [4]	54%	53%	2%	54%	53%	2%
Americas	11%	12%	(8)%	11%	12%	(8)%
Europe	13%	13%	—%	13%	13%	—%
Japan	22%	22%	—%	22%	22%	—%
Total	100%	100%	—%	100%	100%	—%

Channel
Distribution	73%	73%	—%	73%	72%	1%
Direct [4]	27%	27%	—%	27%	28%	(4)%
Total	100%	100%	—%	100%	100%	—%

1.
The Microcontroller and Connectivity Division ("MCD") includes microcontroller, automotive and connectivity products and the Memory Products Division ("MPD") includes RAM, Flash and AgigA Tech products.

2.	See “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables (“Non-GAAP Results” tables) included below.

3.	2016 includes results from the IoT business acquired from Broadcom on July 5, 2016.

4.	Revenue for the twelve months ended 2016 includes $18.75 million of legacy Spansion non-GAAP licensing revenue in MCD, APAC region and direct channel, respectively.

5.	Historical results of MCD through July 29, 2016 include Deca Technologies.

FIRST QUARTER 2018 FINANCIAL OUTLOOK

For the first quarter of 2018, Cypress estimates financial results as follows:

	GAAP	Non-GAAP
Revenue	$565 million to $595 million
Margin %	43.0% to 44.0%	44.5% to 45.5%
Diluted EPS	$(0.03) to $0.01	$0.22 to $0.26

A reconciliation of GAAP forward-looking estimates to non-GAAP forward-looking estimates may be found in the tables at the end of this earnings report.

The timing and amount of certain material items, including restructuring charges, asset impairments, changes in value of deferred compensation assets and liabilities, impact of stock-based compensation from modification of equity awards, and the tax impact of non-GAAP adjustments, which are needed to estimate GAAP financial measures are either inherently unpredictable or outside the control of the Company, and may have a significant impact on the Company’s financial results. Accordingly, Cypress cannot provide a full quantitative reconciliation for such non-GAAP financial measures included as part of the first quarter 2018 financial outlook to the most directly comparable GAAP measure without unreasonable effort and additional adjustments may be reflected in our non-GAAP results for the first quarter of 2018. Cypress has qualitatively described below, under the section “Non-GAAP Financial Measures,” the anticipated differences between the non-GAAP financial measures and the most directly comparable GAAP measures.

CONFERENCE CALL AND WEBCAST INFORMATION

Cypress will host its quarterly conference call on February 1, 2018 at 1:30 p.m. Pacific Standard Time to discuss its fourth quarter and fiscal year 2017 results and outlook for the first quarter of 2018.

All interested parties may dial 517-308-9119 and provide the passcode “Cypress” to listen to the call. The event will be broadcast over the Internet and may be accessed through Cypress’ website at www.cypress.com/investors. The archived presentation will be available for two weeks immediately following the event.

FOLLOW CYPRESS ONLINE

Join the Cypress Developer Community, read our Core & Code blog, follow us on Twitter, Facebook and LinkedIn, and watch Cypress videos on our Video Library or YouTube.

ABOUT CYPRESS

Cypress is a leader in advanced embedded system solutions for the world’s most innovative automotive, industrial, smart home appliances, consumer electronics and medical products. Cypress’ microcontrollers, analog ICs, wireless and USB-based connectivity solutions and reliable, high-performance memories help engineers design differentiated products and get them to market first. Cypress is committed to providing customers with the best support and development resources on the planet enabling them to disrupt markets by creating new product categories. To learn more, go to www.cypress.com.

NON-GAAP FINANCIAL MEASURES
To supplement its condensed consolidated unaudited financial results presented in accordance with GAAP, Cypress uses the non-GAAP financial measures listed below, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in more detail below.

•	Revenue;

•	Margin;

•	Margin percent;

•	Research and development expenses;

•	Selling, general and administrative expenses;

•	Earnings before interest, taxes, depreciation, and amortization ("EBITDA");

•	Provision (benefit) for income taxes;

•	Pretax profit margin percent;

•	Operating income (loss);

•	Net income (loss); and

•	Diluted earnings (loss) per share.

Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company's operations which, when viewed in conjunction with Cypress' GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company's business and operations.
The Company presents non-GAAP financial measures because management uses these measures to analyze and assess the Company's financial results and to manage the business.
There are limitations in using non-GAAP financial measures including those discussed below. Moreover, the Company’s non-GAAP measures may be calculated differently than the non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement and should be viewed in conjunction with GAAP financial measures.

As presented in the "Non-GAAP Results" tables in this press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition-related charges: Acquisition-related charges are not factored into management's evaluation of Cypress' long-term performance after the completion of acquisitions. However, a limitation of non-GAAP measures that exclude acquisition-related charges is that these charges may represent payments that reduce the cash available to the Company for other purposes. Acquisition-related expenses primarily include:

•	Amortization of purchased intangibles, including purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements;

•	Amortization of step-up in value of inventory recorded as part of purchase price accounting; and

•
One-time charges associated with the completion of an acquisition including items such as contract termination costs, severance and other acquisition-related restructuring costs; costs incurred in connection with integration activities; and legal and accounting costs.

Share-based compensation expense: Share-based compensation expense relates primarily to employee stock options, restricted stock units, performance stock units and the employee stock purchase plan. Share-based compensation expense is a non-cash expense that is affected by changes in market factors including the price of Cypress’ common shares, which are not within the control of management. In addition, the valuation of share-based compensation is subjective, and the expense recognized by Cypress may be significantly different than the expense recognized by other companies for similar equity awards, which makes it difficult to assess Cypress’ results compared to its competitors. Accordingly, management excludes this item from its internal operating forecasts and models. However, a limitation of non-GAAP measures that exclude share-based compensation expense is that they do not reflect the full costs of compensating employees.

EBITDA: Consolidated EBITDA is calculated by adding back depreciation to the Non-GAAP operating income. EBITDA may be useful to management, investors, and other users of our financial information because it, during a given period, is an indicator of the amount of cash generated that is available to repay debt obligations, make investments, and for certain other activities. However, EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business. In addition, EBITDA should not be considered as a substitute for, or superior to net income, operating income, diluted earnings, or net cash provided by operating activities, or other financial measures prepared in accordance with GAAP.

Other adjustments: These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and ongoing operating performance of Cypress. Excluding these items, which can vary significantly from quarter to quarter, allows management to better compare Cypress’ period-over-period performance. However, limitations of non-GAAP measures that exclude these items include that these adjustments are often subjective and may not be comparable to similarly titled non-GAAP financial measures used by other companies. Other adjustments primarily include:

•	Revenue from an intellectual property license,

•	Changes in value of deferred compensation plan assets and liabilities,

•	Investment-related gains or losses, including equity method investments,

•	Restructuring and related costs,

•	Loss on extinguishment of debt,

•	Amortization of debt issuance costs, discounts and imputed interest related to the equity component of convertible debt,

•	Asset impairments,

•	Tax effects of non-GAAP adjustments,

•	Certain other expenses and benefits, and

•
Diluted weighted average shares non-GAAP adjustment - for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits related to share-based compensation expense and includes the impact of the capped call transactions related to the convertible notes.

FORWARD-LOOKING STATEMENTS

Statements herein that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. We may use words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “future,” “continue” or other wording indicating future results or expectations to identify such forward-looking statements that include, but are not limited to: statements related to our estimated revenue, margin, operating expenses, EPS, net interest expense, tax expense, capital expenditures and depreciation for the first quarter of fiscal 2018 (on a GAAP or non-GAAP basis); the expected benefits of our acquisition of Broadcom’s wireless IoT business, including revenue growth and margin improvement; sources of revenue for the first quarter; the expected impact of our lean inventory initiative on fab utilization, inventory levels, cash flow, pricing and profitability; estimates of certain GAAP to non-GAAP reconciling items for the first quarter; the demand environment for semiconductors; the expected impact of our margin improvement plan; the impact of seasonality on revenue; cross-selling opportunities in the automotive business; our ability to meet our targeted range of inventory; expected or anticipated uses of cash flow, including to pay dividends, repurchase shares of common stock, or pay down our existing indebtedness; and plans to reduce excess inventory. Such statements reflect our current expectations, which are based on information and data available to our management as of the date of this press release. Our actual results may differ materially due to a variety of risks and uncertainties, including, but not limited to: global economic and market conditions; business conditions and growth trends in the semiconductor market; our ability to compete effectively; the volatility in supply and demand conditions for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; the impact of acquisitions, including but not limited to the acquisition of Broadcom’s wireless IoT business; our ability to attract and retain key personnel; the unpredictability and expense of legal proceedings; and other risks and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. We assume no responsibility to update any such forward-looking statements.

Cypress, the Cypress logo, PSoC and WICED are registered trademarks of Cypress Semiconductor Corporation. All other trademarks are property of their owners.

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31, 2017	January 1, 2017
ASSETS
Cash, cash equivalents and short-term investments	$151,596	$120,172
Accounts receivable, net	295,991	333,037
Inventories	272,127	287,776
Property, plant and equipment, net	289,554	297,266
Goodwill and other intangible assets, net	2,154,592	2,344,033
Other assets	374,940	489,587
Total assets	$3,538,800	$3,871,871
LIABILITIES AND EQUITY
Accounts payable	$214,851	$241,424
Income tax liabilities	52,006	44,934
Revenue reserves, deferred margin and other liabilities	497,838	497,782
Revolving credit facility and long-term debt	956,513	1,194,979
Total liabilities	1,721,208	1,979,119
Total Cypress stockholders' equity	1,816,536	1,891,828
Non-controlling interest	1,056	924
Total equity	1,817,592	1,892,752
Total liabilities and equity	$3,538,800	$3,871,871

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
ON A GAAP BASIS
(In thousands, except per-share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2017	October 1, 2017	January 1, 2017	December 31, 2017	January 1, 2017
Revenues	$597,547	$604,574	$530,172	$2,327,771	$1,923,108
Costs and expenses:
Cost of revenues	331,143	351,969	328,220	1,373,520	1,237,974
Research and development	92,254	91,334	92,188	361,805	331,737
Selling, general and administrative	79,598	73,746	76,839	308,434	317,383
Amortization of intangible assets	49,224	48,428	52,104	195,255	174,745
Costs and settlement charges related to shareholder matter	—	—	—	14,310	—
Impairment of acquisition-related intangible assets	—	—	—	—	33,944
Impairment related to assets held for sale	—	—	1,960	—	37,219
Goodwill impairment charge	—	—	—	—	488,504
Restructuring costs	5,618	—	17,237	9,088	26,131
(Gain) related to investment in Deca Technologies Inc.	—	—	—	—	(112,774)
Total costs and expenses	557,837	565,477	568,548	2,262,412	2,534,863
Operating income (loss)	39,710	39,097	(38,376)	65,359	(611,755)
Interest and other expense, net	(21,563)	(18,619)	(24,389)	(75,948)	(54,879)
Income (loss) before income taxes and non-controlling interest	18,147	20,478	(62,765)	(10,589)	(666,634)
Income tax benefit (provision)	2,773	(4,500)	(790)	(11,157)	(2,616)
Share in net loss of equity method investees	(56,930)	(4,931)	(8,766)	(71,772)	(17,644)
Net income (loss)	(36,010)	11,047	(72,321)	(93,518)	(686,894)
Net (gain) loss attributable to non-controlling interests	12	(14)	(46)	(132)	643
Net income (loss) attributable to Cypress	$(35,998)	$11,033	$(72,367)	$(93,650)	$(686,251)
Net income (loss) per share attributable to Cypress:
Basic	$(0.10)	$0.03	$(0.22)	$(0.28)	$(2.15)
Diluted	$(0.10)	$0.03	$(0.22)	$(0.28)	$(2.15)
Cash dividend declared per share	$0.11	$0.11	$0.11	$0.44	$0.44
Shares used in net income (loss) per share calculation:
Basic	343,011	332,873	322,800	333,451	319,522
Diluted	343,011	360,311	322,800	333,451	319,522

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per-share data)
(Unaudited)

Table A: GAAP to Non-GAAP reconciling items: Three Months Ended Q4 2017
	Cost of revenues	Research and development	SG&A and Restructuring costs	Amortization of Intangible assets	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$331,143	$92,254	$85,217	$49,224	$(78,493)	$2,773
[1] Stock based compensation	3,497	8,943	12,610	—	—	—
[2] Changes in value of deferred compensation plan	92	389	617	—	(1,210)	—
[3] Merger, integration, related costs and adjustments related to assets held for sale	1,334	—	(135)	—	11	—
[4] Share in net loss and impairment of equity method investees[1]	—	—	—	—	56,930	—
[5] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	—	3,378	—
[6] Loss on extinguishment of Spansion convertible notes	—	—	—	—	4,250	—
[7] Amortization of debt issuance costs	—	—	—	—	1,011	—
[8] Amortization of intangible assets	—	—	—	49,224	—	—
[9] Litigation settlement	—	—	(1,000)	—	—
[10] Restructuring charges	—	—	5,618	—	—
[11] Tax impact[2]	—	—	—	—	151	(5,027)
Non - GAAP [ii]	$326,220	$82,922	$67,507	$—	$(13,972)	$(2,254)
Impact of reconciling items [ii - i]	$(4,923)	$(9,332)	$(17,710)	$(49,224)	$64,521	$(5,027)

1. Includes $51.2 million impairment charge recorded for the investment in Enovix Corporation.
2. Includes benefit of $8.6 million related to impact from recent tax reform.

Table B: GAAP to Non-GAAP reconciling items: Three Months Ended Q3 2017
	Cost of revenues	Research and development	SG&A and Restructuring costs	Amortization of Intangible assets	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$351,969	$91,334	$73,746	$48,428	$(23,550)	$(4,500)
[1] Stock based compensation	5,156	9,604	8,235	—	—	—
[2] Changes in value of deferred compensation plan	208	1,278	1,415	—	(1,734)	—
[3] Merger, integration, related costs and adjustments related to assets held for sale	1,336	—	(636)	—	—	—
[4] Inventory step-up related to acquisition accounting	704	—	—	—	—	—
[5] Share in net loss from equity method investees	—	—	—	—	4,931	—
[6] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	—	3,521	—
[7] Write-off of unamortized debt issuance costs related to Term Loan A	—	—	—	—	2,996	—
[8] Amortization of debt issuance costs	—	—	—	—	856	—
[9] Amortization of intangible assets	—	—	—	48,428	—	—
[10] Tax impact	—	—	—	—	51	1,598
Non - GAAP [ii]	$344,565	$80,452	$64,732	$—	$(12,929)	$(2,902)
Impact of reconciling items [ii - i]	$(7,404)	$(10,882)	$(9,014)	$(48,428)	$10,621	$1,598

Table C: GAAP to Non-GAAP reconciling items (Three Months Ended Q4 2016)
	Cost of revenues	Research and development	SG&A	Amortization of Intangible assets	Impairment related to assets held for sale	Interest and other expense, net	Income tax provision
GAAP [i]	$328,220	$92,188	$94,076	$52,104	$1,960	$(33,155)	$(790)
[1] Stock based compensation, including costs related to modification of equity awards	6,589	16,687	12,292	—	—	—	—
[2] Changes in value of deferred compensation plan	42	147	292	—	—	(641)	—
[3] Merger, integration and related costs	2,614	476	5,136	—	—	—	—
[4] Inventory Step-up related to acquisition accounting	1,381	—	—	—	—	—	—
[5] Share in net loss from equity method investees	—	—	—	—	—	8,766	—
[6] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	—	—	3,482	—
[7] Amortization of debt issuance costs	—	—	—	—	—	976	—
[8] Amortization of intangible assets	—	—	—	52,104	—	—	—
[9] Impairment related to assets held for sale	—	—	—	—	1,960	—	—
[10] Restructuring costs, including executive severance	—	—	5,618	—	—	—	—
[11] Tax impact of Non-GAAP adjustments	—	—	—	—	—	(908)	(2,442)
Non - GAAP [ii]	$317,594	$74,878	$59,119	$—	$—	$(21,480)	$(3,232)
Impact of reconciling items [ii - i]	$(10,626)	$(17,310)	$(34,957)	$(52,104)	$(1,960)	$11,675	$(2,442)

Table D: GAAP to Non-GAAP reconciling items (Twelve Months Ended Q4 2017)
	Cost of revenues	Research and development	SG&A (including restructuring charges	Costs and settlement charges related to shareholder matter	Amortization of Intangible assets	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$1,373,520	$361,805	$317,522	$14,310	$195,255	$(147,720)	$(11,157)
[1] Stock based compensation, including costs related to modification of equity awards	18,816	41,593	43,907	—	—	—	—
[2] Changes in value of deferred compensation plan	602	2,826	3,936	—	—	(6,087)	—
[3] Merger, integration, related costs and adjustments related to assets held for sale	5,357	(96)	(1,057)	—	—	10	—
[4] Inventory Step-up related to acquisition accounting	3,736	—	—	—	—	—	—
[5] Share in net loss and impairment of equity method investees[1]	—	—	—	—	—	71,772	—
[6] Amortization of intangible assets	—	—	—	—	195,255	—	—
[7] Imputed interest on convertible debt and others	—	—	—	—	—	20,538	—
[8] Settlement charges	—	—	(1,000)	3,500	—	—	—
[9] Restructuring charges	—	—	9,088	—	—	—	—
[10] Loss on extinguishment of Spansion convertible notes	—	—	—	—	—	4,250	—
[11] Tax impact of Non-GAAP adjustments[2]	—	—	—	—	—	844	118
Non - GAAP [ii]	$1,345,009	$317,482	$262,648	$10,810	$—	$(56,393)	$(11,039)
Impact of reconciling items [ii - i]	$(28,511)	$(44,323)	$(54,874)	$(3,500)	$(195,255)	$91,327	$118

1. Includes $51.2 million impairment charge recorded for the investment in Enovix Corporation.
2. Includes benefit of $8.6 million related to impact from recent tax reform.

Table E: GAAP to Non-GAAP reconciling items (Twelve Months Ended Q4 2016)
	Cost of revenues	Research and development	SG&A (including restructuring charges)	Goodwill impairment charge	(Gain) related to investment in Deca Technologies	Amortization of Intangible assets	Impairment related to assets held for sale	Impairment of acquisition related intangibles	Interest and other expense, net	Income tax provision
GAAP [i]	$1,237,974	$331,737	$343,514	$488,504	$(112,774)	$174,745	$37,219	$33,944	$(72,523)	$(2,616)
[1] Stock based compensation, including costs related to modification of equity awards	21,366	41,528	42,374	—	—	—	—	—	—	—
[2] Changes in value of deferred compensation plan	288	884	1,889	—	—	—	—	—	(2,326)	—
[3] Merger, integration and related costs	17,927	3,106	28,819	—	—	—	—	—	—	—
[4] Inventory Step-up related to acquisition accounting	13,264	—	—	—	—	—	—	—		—
[5] Share in net loss from equity method investees	—	—	—	—	—	—	—	—	17,644	—
[6] Amortization of intangible assets	—	—	—	—	—	174,745	—	—	—	—
[7] Imputed interest on convertible debt and others	—	—	—	—	—	—	—	—	8,306	—
[8] Amortization of debt issuance costs	—	—	—	—	—	—	—	—	1,961	—
[9] (Gain) related to investment in Deca Technologies	—	—	—	—	(112,774)	—	—	—	—	—
[10] Impairment related to assets held for sale	—	—	—	—	—	—	37,219	—	—	—
[11] Goodwill impairment charge	—	—	—	488,504	—	—	—	—	—	—
[12] Impairment of acquisition related intangibles	—	—	—	—	—	—	—	33,944	—	—
[13] Restructuring costs, including executive severance and other charges	—	—	30,631	—	—	—	—	—	—	—
[14] Tax impact of Non-GAAP adjustments	—	—	—	—	—	—	—	—	(640)	(10,687)
Non - GAAP [ii]	$1,185,129	$286,219	$239,801	$—	$—	$—	$—	$—	$(47,578)	$(13,303)
Impact of reconciling items [ii - i]	$(52,845)	$(45,518)	$(103,713)	$(488,504)	$112,774	$(174,745)	$(37,219)	$(33,944)	$24,945	$(10,687)

Table F: Revenue	Three Months Ended			Twelve Months Ended (a)
	Q4'17	Q3'17	Q4'16	Q4'17	Q4'16

GAAP revenue	$597,547	$604,574	$530,172	$2,327,771	$1,923,108
Add: Revenue from Intellectual Property License	—	—	—	—	18,750
Non-GAAP revenue	$597,547	$604,574	$530,172	$2,327,771	$1,941,858

(a) Our net sales for twelve months ended 2016 include $18.75 million, of legacy Spansion non-GAAP licensing revenue in MPD, APAC region and direct channel, respectively.

Table G: Margin %	Three Months Ended
	Q4'17		Q3'17		Q4'16
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue (See Table F) [i]	$597,547	$597,547	$604,574	$604,574	$530,172	$530,172
Cost of revenues (See Table A, B, C) [ii]	331,143	326,220	351,969	344,565	328,220	317,594
Margin [iii] [ii - i]	$266,404	$271,327	$252,605	$260,009	$201,952	$212,578
Margin % [iii / i]	44.6%	45.4%	41.8%	43.0%	38.1%	40.1%

Table H: Margin %	Twelve Months Ended
	Q4'17		Q4'16
	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue (See Table A) [i]	$2,327,771	$2,327,771	$1,923,108	$1,941,858
Cost of revenues (See Table D, E) [ii]	1,373,520	1,345,009	1,237,974	1,185,129
Margin [iii] [ii - i]	$954,251	$982,762	$685,134	$756,729
Margin % [iii / i]	41.0%	42.2%	35.6%	39.0%

Table I: Operating income (loss)	Three Months Ended			Twelve Months Ended
	Q4'17	Q3'17	Q4'16	Q4'17	Q4'16
GAAP operating income (loss) [i]	$39,710	$39,097	$(38,376)	$65,359	$(611,755)
Impact of reconciling items on Revenue (see Table F)	—	—	—	—	18,750
Impact of reconciling items on Cost of revenues (see Table A, B, C, D, E)	4,923	7,404	10,626	28,511	52,845
Impact of reconciling items on R&D (see Tables A, B, C, D, E)	9,332	10,882	17,310	44,323	45,518
Impact of reconciling items on SG&A (see Tables A, B, C, D, E)	17,710	9,014	34,957	54,874	103,713
Impact of Amortization of Intangible Assets (see Tables A, B, C, D, E)	49,224	48,428	52,104	195,255	174,745
Impact of Goodwill impairment charge (see Table E)	—	—	—	—	488,504
Impact of Impairment related to assets held for sale (see Table C, E)	—	—	1,960	—	37,219
Impact of Impairment related to acquisition related intangibles (see Table E)	—	—	—	—	33,944
Costs and settlement charges related to shareholder matter (see Table D)	—	—	—	3,500	—
(Gain) related to investment in Deca Technologies (see Table E)	—	$—	—	—	(112,774)
Non-GAAP operating income [ii]	$120,899	$114,825	$78,581	$391,822	$230,709
Impact of reconciling items [ii - i]	81,189	75,728	116,957	326,463	842,464

Table J: Pre-tax profit	Three Months Ended			Twelve Months Ended
	Q4'17	Q3'17	Q4'16	Q4'17	Q4'16
GAAP Pre-tax profit	$(38,783)	$15,547	$(71,531)	$(82,361)	$(684,278)
Impact of reconciling items on operating income (see Table I)	81,189	75,728	116,957	326,463	842,464
Interest and other expense, net (see Table A, B, C, D, E)	64,521	10,621	11,675	91,327	24,945
Non-GAAP Pre-tax income	$106,927	$101,896	$57,101	$335,429	$183,131

Table K: Net income (loss)	Three Months Ended			Twelve Months Ended
	Q4'17	Q3'17	Q4'16	Q4'17	Q4'16
GAAP Net income (loss)	$(35,998)	$11,033	$(72,367)	$(93,650)	$(686,251)
Impact of reconciling items on Operating income (see Table I)	81,189	75,728	116,957	326,463	842,464
Interest and other expense, net (see Table A, B, C, D, E)	64,521	10,621	11,675	91,327	24,945
Income tax (provision) benefit (see Table A, B, C, D, E)	(5,027)	1,598	(2,442)	118	(10,687)
Non-GAAP Net income	$104,685	$98,980	$53,823	$324,258	$170,471

Table L: Pretax profit margin %	Three Months Ended
	Q4'17		Q3'17		Q4'16
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue (See Table F) [i]	$597,547	$597,547	$604,574	$604,574	$530,172	$530,172
Pre-tax profit (see Table J) [ii]	$(38,783)	$106,927	$15,547	$101,896	(71,531)	57,101
Pre-tax profit margin % [ii / i]	(6.5)%	17.9%	2.6%	16.9%	(13.5)%	10.8%

Table M: Pretax profit margin %	Twelve Months Ended
	Q4'17		Q4'16
	GAAP	Non-GAAP	GAAP	Non-GAAP
Revenue (See Table F) [i]	$2,327,771	$2,327,771	$1,923,108	$1,941,858
Pre-tax profit (see Table J) [ii]	$(82,361)	$335,429	$(684,278)	$183,131
Pre-tax profit margin % [ii / i]	(3.5)%	14.4%	(35.6)%	9.4%

Table N: Weighted-average shares, diluted	Three Months Ended
	Q4'17		Q3'17		Q4'16
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	343,011	343,011	332,873	332,873	322,800	322,800
Effect of dilutive securities:
Stock options, unvested restricted stock and other	—	14,003	7,884	12,948	—	17,199
Impact of convertible bond	—	12,110	19,554	18,790	—	15,138
Weighted-average common shares outstanding, diluted	343,011	369,124	360,311	364,611	322,800	355,137

Table O: Weighted-average shares, diluted	Twelve Months Ended
	Q4'17		Q4'16
	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	333,451	333,451	319,522	319,522
Effect of dilutive securities:
Stock options, unvested restricted stock and other	—	14,838	—	15,370
Impact of convertible bond	—	16,851	—	15,138
Weighted-average common shares outstanding, diluted	333,451	365,140	319,522	350,030

Table P: Net income (loss) Per Share	Three Months Ended
	Q4'17		Q3'17		Q4'16
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (loss) (see Table K)	$(35,998)	$104,685	$11,033	$98,980	$(72,367)	$53,823
Weighted-average common shares outstanding (see Table N) [ii]	343,011	369,124	360,311	364,611	322,800	355,137
Non-GAAP earnings per share - Diluted [i/ii]	$(0.10)	$0.28	$0.03	$0.27	$(0.22)	$0.15

Table Q: Net income (loss) Per Share	Twelve Months Ended
	Q4'17		Q4'16
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (loss) (see Table K)	$(93,650)	$324,258	$(686,251)	$170,471
Weighted-average common shares outstanding (see Table O) [ii]	333,451	365,140	319,522	350,030
Non-GAAP earnings per share - Diluted [i/ii]	$(0.28)	$0.89	$(2.15)	$0.49

Table R: Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA")	Three Months Ended			Twelve Months Ended
	Q4'17	Q3'17	Q4'16	Q4'17	Q4'16
GAAP operating income (loss) (See Table I)	$39,710	$39,097	$(38,376)	$65,359	$(611,755)
Impact of reconciling items on Operating income (see Table I)	81,189	75,728	116,957	326,463	842,464
Non-GAAP operating income	$120,899	$114,825	$78,581	$391,822	$230,709
GAAP depreciation	18,701	16,674	16,057	67,578	89,464
Merger-related depreciation	—	—	—	—	(13,964)
Non-GAAP EBITDA	$139,600	$131,499	$94,638	$459,400	$306,209

CYPRESS SEMICONDUCTOR CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands except financial ratios and per share amounts)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2017	October 1, 2017	January 1, 2017	December 31, 2017	January 1, 2017
Selected Cash Flow Data (Preliminary):
Net cash provided by operating activities	$201,541	$143,778	$89,787	$403,487	$217,419
Net cash used in investing activities	$(6,036)	$(15,051)	$(19,008)	$(14,429)	$(613,439)
Net cash (used in) provided by financing activities	$(175,472)	$(105,935)	$(37,262)	$(357,634)	$289,502
Other Supplemental Data (Preliminary):
Capital expenditures	$7,790	$17,144	$11,889	$54,284	$57,398
Depreciation	$18,701	$16,674	$16,057	$67,578	$89,464
Payment of dividend	$36,670	$36,325	$35,350	$144,749	$141,410
Dividend paid per share	$0.11	$0.11	$0.11	$0.44	$0.44
Total debt (principal amount)	$1,061,414	$1,204,240	$1,309,017	$1,061,414	$1,309,017
Leverage ratio[1]	2.31	2.91	4.27	2.31	4.27

1.	Total debt (principal amount) / Last 12 months Non-GAAP EBITDA (Table R)

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FORWARDING LOOKING ESTIMATES TO NON-GAAP FORWARD LOOKING ESTIMATES

	Forward looking GAAP estimate (A)	Adjustments (B)				Forward looking Non-GAAP estimate (C)=(A)+(B)
		Amortization of intangibles	Share-based compensation expense	Restructuring	Other items
Margin %	43.0% - 44.0%	—%	0.6%	—%	0.7%	44.5% - 45.5%
Diluted earnings per share	$(0.03) to $0.01	$0.15	$0.07	$0.02	$0.01	$0.22 to $0.26

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